UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEQUX

Putnam Global Equity Fund

Semiannual report
4 | 30 | 12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets such as Brazil, Russia, and China.

The fund’s portfolio manager selects from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth- or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what the manager determines to be their true worth.

While the fund typically favors midsize and large companies, it can also invest in small companies. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund has the potential to let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Stock selection stresses fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100 to 200 stocks for consideration in the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Performance for the six-month period was strong relative to both the benchmark and the Lipper peer group average. What factors generated this performance?

Our solid stock selection results drove the fund’s outperformance. Stock selection was strongest within consumer staples, while in virtually all other sectors stock selection contributed about equally to the fund’s returns.

How have you positioned the fund with respect to Europe, where concerns have lingered and intensified over the region’s fiscal and monetary stability?

The fund holds a large underweight to European stocks, relative to the benchmark, although the fund’s position in European financials was less of an underweight by the end of the period than at the start.

While uncertainties have grown over the situation in Europe, we have not made significant portfolio adjustments in an effort to counteract the possibility of the most negative scenarios. We think it is unlikely that Greece will exit the eurozone in the near term; but if it does depart, we don’t think that would automatically spell disaster. In the event of Greece’s exit, markets are expecting the worst, but we are not convinced that such an event — while certainly disruptive for the European economy and markets — would cause European equities to implode. If our view proves correct should Greece

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

make for the exit, then we believe markets could ultimately rally significantly as uncertainty about Greece and the effects of its departure clears.

Are you finding attractive value opportunities in select areas of European equities?

Opportunities did come to light within European financials toward the end of 2011, particularly as the LTROs [long-term refinancing options] crafted by European policymakers have given financial institutions time to shore up their balance sheets. Unfortunately, the gains in European financials have faded as concerns mount about government deficits and a Greek-exit contagion. We also have found attractive valuations among select European pharmaceutical companies.

Which stocks contributed the most to results during the period?

The fund’s second-largest holding, Wells Fargo, was the largest contributor to performance due in part to stabilization in U.S. housing markets. With continued low interest rates, a mini boom in mortgage refinancing — a segment where Wells Fargo leads — has taken place. Moreover, U.S. loan growth has begun to pick up, which also gave a boost to the stock. Lastly, results of certain stress tests for U.S. banks have been viewed positively by the markets, which has proved to be another tailwind for Wells, and U.S. financials in general.

Samsung Electronics was the second-largest contributor to performance thanks to the strength of impressive smartphone market-share gains. The company also has a very strong memory franchise that enables Samsung to be a low-cost producer of DRAM and NAND Flash, two critical components in a variety of consumer electronics. Pricing in DRAM — dynamic random access memory — declined in 2011 but has since stabilized due to potential consolidation in the industry.

Cigarette maker Philip Morris was the third-largest contributor to results. The

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

tobacco industry has held up well, even through phases of investor risk aversion. Philip Morris’s growth has been strong and surprised the market on the upside, as pricing wars in certain countries diminished and sales volume declines were lower than expected.

Which holdings or strategies detracted most from returns?

We initiated a position in iPhone and iPad maker Apple in recent months as the sustainability of the company’s growth trajectory appeared greater than we originally anticipated. We established a benchmark-relative underweight to Apple, however, and this hurt relative performance during the period. Nevertheless, we continue to find more attractive names in the technology sector that have, we believe, greater upside potential than does Apple.

Newcrest Mining, a major international gold company, underperformed as it struggled to integrate a recent acquisition. This contributed to Newcrest’s difficulty in achieving its production-volume targets. With operating costs increasing at a time when the price of gold has stalled, the company’s profitability came under pressure. We came to see production slippages as part of a longer-term problem for Newcrest, and we sold the stock shortly after the close of the period.

In some ways, Italian automaker Fiat is in the eye of the storm. Europe’s economic contraction has continued to weigh on auto sales there, and roughly a third of Fiat’s car sales are in Europe. Unfortunately for Fiat, problems in Europe were not significantly offset by the state of the Brazilian auto market — normally a large source of profits for Fiat, but which has

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/12. Short-term holdings are excluded. Holdings will vary over time.

recently stalled due to tighter auto-lending standards by banks. By contrast, Chrysler, a third source of Fiat’s profit base, continues to perform well and take market share. Although Fiat’s valuation is very compelling as fears about Europe remain, we see Fiat facing a potentially difficult path in the near term.

We concentrate our Japanese equity exposure on companies that focus on the domestic Japanese economy. These companies did not perform as well as Japanese exporters, which strengthened due to the yen’s decline in value relative to other global currencies during part of the period. As a nation’s currency depreciates, its exported goods tend to become more affordable to foreign consumers. Of course, the yen continues to fluctuate in value, and as European debt worries began to bubble up near the end of the period, the yen — widely considered a safe-haven currency — began to appreciate once again. So while the profitability of many domestic-oriented companies is in flux due to currency volatility, we are optimistic that profitability should continue to rise over time.

How are you positioning the fund going forward?

In terms of sector weights relative to the benchmark, our largest overweight is in consumer discretionary stocks. Within this sector, we believe one of the most promising areas is in U.S. housing-related stocks. Growth in home sales and new home starts is increasing, spurred by high levels of home affordability and a pickup in new household formation. Moreover, after declining for years, home prices have stabilized — and even increased — in many parts of the country.

One of our other current investment themes is the Internet’s impact on business. A number of Internet names are attractive to us because of the way they enable companies to reduce their cost structure and/or boost their revenue growth. The portfolio is also modestly overweight energy, health care, and financials, where we are

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

finding valuations compelling and opportunities that are relevant to our other current investment themes.

It is important to note that country and regional allocation is mostly a result of our bottom-up security selection process. Consequently, the portfolio has its largest benchmark-relative overweight positions in the United States and the United Kingdom, where company-specific fundamental data tell us that economic growth should be among the strongest in the developed world. Also, as we mentioned earlier, the fund is substantially underweight Europe [excluding the United Kingdom], as we believe the region will continue to face debt-related headwinds, including a recession, for at least part of 2012.

Thanks, Shep, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

IN THE NEWS

Gasoline prices have dropped in recent weeks from the year-to-date high of $3.94 reached on April 2. As of June 4, 2012, the average price of a gallon of regular gasoline fell to $3.61, the U.S. Energy Information Administration reported. Driving the price declines were waning concerns over Iran’s nuclear program as well as sluggish demand from slow-growing economies in the United States and Europe. Meanwhile, the crude oil supply situation has improved, with some refineries that were slated for closure now coming back online. The recent drop in prices at the pump has led analysts to recalibrate their price predictions for the summer driving season. Just months ago, some predicted that gas prices could shoot above $4 a gallon and reach $5 by the summer. Now those price increases appear unlikely. Because high gas prices can hinder economic growth, falling prices could help by putting more money back into consumers’ pockets.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.48%	7.13%	6.74%	6.74%	6.73%	6.73%	7.01%	6.79%	7.23%	7.63%

10 years	49.94	41.40	38.85	38.85	38.93	38.93	42.82	37.81	46.62	53.51
Annual average	4.13	3.52	3.34	3.34	3.34	3.34	3.63	3.26	3.90	4.38

5 years	–15.91	–20.73	–19.03	–20.54	–19.00	–19.00	–17.95	–20.82	–16.92	–14.81
Annual average	–3.41	–4.54	–4.13	–4.49	–4.13	–4.13	–3.88	–4.56	–3.64	–3.15

3 years	60.01	50.88	56.48	53.48	56.41	56.41	57.60	52.18	58.92	61.22
Annual average	16.96	14.69	16.10	15.35	16.08	16.08	16.37	15.02	16.70	17.26

1 year	–5.08	–10.57	–5.78	–10.40	–5.73	–6.65	–5.51	–8.86	–5.33	–4.85

6 months	10.24	3.92	9.90	4.90	9.87	8.87	10.09	6.19	10.13	10.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 4/30/12

		Lipper Global Large-Cap Core Funds
	MSCI World Index (ND)	category average*

Annual average (life of fund)	6.02%	7.23%

10 years	62.34	70.86
Annual average	4.96	5.35

5 years	–8.57	–7.18
Annual average	–1.78	–1.56

3 years	54.52	52.98
Annual average	15.61	15.18

1 year	–4.63	–5.20

6 months	7.54	7.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/12, there were 120, 115, 107, 85, 38, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.214		$0.141	$0.148	$0.170		$0.188	$0.238

Capital gains	—		—	—	—		—	—

Total	$0.214		$0.141	$0.148	$0.170		$0.188	$0.238

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/11	$8.55	$9.07	$7.69	$8.10	$8.18	$8.48	$8.45	$8.83

4/30/12	9.18	9.74	8.29	8.73	8.81	9.13	9.09	9.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.59%	7.24%	6.84%	6.84%	6.83%	6.83%	7.11%	6.89%	7.33%	7.73%

10 years	45.21	36.93	34.56	34.56	34.46	34.46	38.02	33.21	41.67	48.62
Annual average	3.80	3.19	3.01	3.01	3.01	3.01	3.27	2.91	3.54	4.04

5 years	–10.18	–15.32	–13.54	–15.16	–13.57	–13.57	–12.40	–15.49	–11.31	–9.03
Annual average	–2.12	–3.27	–2.87	–3.23	–2.87	–2.87	–2.61	–3.31	–2.37	–1.88

3 years	76.33	66.27	72.37	69.37	72.37	72.37	73.53	67.35	74.80	77.46
Annual average	20.81	18.47	19.90	19.20	19.90	19.90	20.17	18.72	20.46	21.07

1 year	–0.33	–6.02	–1.12	–5.97	–1.19	–2.16	–0.90	–4.34	–0.65	–0.14

6 months	25.34	18.20	24.87	19.87	24.85	23.85	24.93	20.63	25.11	25.40

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/11	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Annualized expense ratio for the six-month period
ended 4/30/12*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 4/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2011, to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.11	$11.01	$11.01	$9.72	$8.41	$5.81

Ending value (after expenses)	$1,102.40	$1,099.00	$1,098.70	$1,100.90	$1,101.30	$1,103.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2012, use the following calculation method. To find the value of your investment on November 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.82	$10.57	$10.57	$9.32	$8.07	$5.57

Ending value (after expenses)	$1,018.10	$1,014.37	$1,014.37	$1,015.61	$1,016.86	$1,019.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/12 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (2.0%)
Honeywell International, Inc.	118,300	$7,176,078

MTU Aero Engines Holding AG (Germany)	66,491	5,599,461

Precision Castparts Corp.	19,200	3,386,304

		16,161,843
Air freight and logistics (1.0%)
FedEx Corp.	90,800	8,012,192

		8,012,192
Auto components (0.8%)
Johnson Controls, Inc.	197,500	6,314,075

		6,314,075
Automobiles (3.4%)
Fiat SpA (Italy) † S	1,079,992	5,215,129

Ford Motor Co.	500,200	5,642,256

Nissan Motor Co., Ltd. (Japan)	1,576,300	16,505,346

		27,362,731
Beverages (1.3%)
Anheuser-Busch InBev NV (Belgium)	147,875	10,658,162

		10,658,162
Building products (0.4%)
Owens Corning, Inc. †	104,000	3,572,400

		3,572,400
Capital markets (3.0%)
Blackstone Group LP (The)	325,200	4,409,712

Charles Schwab Corp. (The)	446,800	6,389,240

Deutsche Bank AG (Germany)	126,200	5,475,818

Morgan Stanley	192,100	3,319,488

State Street Corp.	97,600	4,511,072

		24,105,330
Chemicals (5.1%)
Agrium, Inc. (Canada)	47,000	4,140,244

CF Industries Holdings, Inc.	48,600	9,382,716

Lanxess AG (Germany)	63,173	5,029,871

Monsanto Co.	211,200	16,089,216

Potash Corp. of Saskatchewan, Inc. (Canada)	152,600	6,482,448

		41,124,495
Commercial banks (5.6%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	516,780	3,492,820

China Construction Bank Corp. (China)	4,564,000	3,553,010

Sberbank of Russia ADR (Russia) †	689,243	8,925,697

Standard Chartered PLC (United Kingdom)	91,181	2,228,539

UniCredit SpA (Italy)	1,112,336	4,426,033

Wells Fargo & Co.	670,672	22,420,565

		45,046,664
Communications equipment (1.5%)
Cisco Systems, Inc.	289,700	5,837,455

Qualcomm, Inc.	100,900	6,441,456

		12,278,911

COMMON STOCKS (97.9%)* cont.	Shares	Value

Computers and peripherals (2.2%)
Apple, Inc. †	14,300	$8,354,632

Asustek Computer, Inc. (Taiwan)	428,720	4,329,986

Gemalto NV (Netherlands)	64,948	4,839,346

		17,523,964
Construction and engineering (0.8%)
Empresas ICA SAB de CV ADR (Mexico) †	388,000	2,805,240

KBR, Inc.	95,900	3,247,174

		6,052,414
Consumer finance (0.9%)
Capital One Financial Corp.	125,300	6,951,644

		6,951,644
Diversified financial services (2.9%)
Citigroup, Inc.	182,300	6,023,192

JPMorgan Chase & Co.	320,400	13,770,792

ORIX Corp. (Japan)	38,470	3,700,521

		23,494,505
Diversified telecommunication services (3.3%)
CenturyLink, Inc.	113,900	4,391,984

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	268,900	12,208,949

Verizon Communications, Inc.	251,900	10,171,722

		26,772,655
Electrical equipment (0.6%)
Mitsubishi Electric Corp. (Japan)	560,000	4,958,918

		4,958,918
Electronic equipment, instruments, and components (1.1%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,367,000	4,324,454

TE Connectivity, Ltd. (Switzerland)	128,900	4,699,694

		9,024,148
Energy equipment and services (3.0%)
Baker Hughes, Inc.	169,200	7,463,412

National Oilwell Varco, Inc.	114,000	8,636,640

Oceaneering International, Inc.	79,240	4,091,161

Oil States International, Inc. †	49,400	3,931,252

		24,122,465
Food and staples retail (0.8%)
Lawson, Inc. (Japan)	101,200	6,705,261

		6,705,261
Food products (1.0%)
Danone (France)	71,866	5,056,109

Post Holdings, Inc. †	95,600	2,844,100

		7,900,209
Gas utilities (0.6%)
Tokyo Gas Co., Ltd. (Japan)	971,000	4,694,464

		4,694,464
Health-care equipment and supplies (1.1%)
Covidien PLC (Ireland)	85,100	4,700,073

Stryker Corp.	76,300	4,163,691

		8,863,764
Health-care providers and services (3.9%)
Aetna, Inc.	282,149	12,425,842

Express Scripts Holding Co. †	138,200	7,710,178

UnitedHealth Group, Inc.	198,800	11,162,620

		31,298,640

COMMON STOCKS (97.9%)* cont.	Shares	Value

Hotels, restaurants, and leisure (2.4%)
Carnival PLC (United Kingdom)	181,029	$5,884,652

Compass Group PLC (United Kingdom)	914,111	9,553,808

TUI Travel PLC (United Kingdom)	1,149,070	3,561,817

		19,000,277
Household durables (1.9%)
Lennar Corp. Class A	147,600	4,094,424

PulteGroup, Inc. †	403,800	3,973,392

Standard Pacific Corp. †	781,400	3,953,884

Toll Brothers, Inc. †	140,700	3,573,780

		15,595,480
Independent power producers and energy traders (0.5%)
Electric Power Development Co. (Japan)	150,000	4,163,327

		4,163,327
Industrial conglomerates (0.8%)
Tyco International, Ltd.	112,500	6,314,625

		6,314,625
Insurance (3.1%)
Aflac, Inc.	119,600	5,386,784

Aon PLC (United Kingdom)	134,000	6,941,200

Marsh & McLennan Cos., Inc.	199,800	6,683,310

Prudential PLC (United Kingdom)	519,010	6,355,163

		25,366,457
Internet and catalog retail (2.4%)
Amazon.com, Inc. †	36,700	8,510,730

HomeAway, Inc. †	202,800	5,282,940

Priceline.com, Inc. †	6,900	5,249,658

		19,043,328
Internet software and services (2.2%)
Baidu, Inc. ADR (China) †	42,300	5,613,210

Telecity Group PLC (United Kingdom) †	646,462	8,466,584

Tencent Holdings, Ltd. (China)	120,700	3,792,755

		17,872,549
IT Services (1.2%)
Accenture PLC Class A	154,200	10,015,290

		10,015,290
Leisure equipment and products (0.4%)
Sankyo Co., Ltd. (Japan)	64,800	3,132,866

		3,132,866
Machinery (0.4%)
Fiat Industrial SpA (Italy)	312,207	3,541,711

		3,541,711
Metals and mining (1.6%)
Fortescue Metals Group, Ltd. (Australia)	805,255	4,732,160

Newcrest Mining, Ltd. (Australia)	297,926	8,164,151

		12,896,311
Oil, gas, and consumable fuels (10.4%)
Apache Corp.	42,200	4,048,668

BG Group PLC (United Kingdom)	995,719	23,439,386

Cabot Oil & Gas Corp.	96,400	3,387,496

Canadian Natural Resources, Ltd. (Canada)	112,600	3,912,850

Gazprom OAO (Russia) †	698,737	4,021,078

Inpex Corp. (Japan)	960	6,372,745

COMMON STOCKS (97.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Marathon Oil Corp.	243,400	$7,141,356

Noble Energy, Inc.	55,200	5,482,464

Origin Energy, Ltd. (Australia)	356,560	4,926,324

Royal Dutch Shell PLC Class A (United Kingdom)	422,554	15,029,328

Tullow Oil PLC (United Kingdom)	252,421	6,284,092

		84,045,787
Personal products (0.4%)
Avon Products, Inc.	136,900	2,957,040

		2,957,040
Pharmaceuticals (6.3%)
Astellas Pharma, Inc. (Japan)	217,900	8,856,281

GlaxoSmithKline PLC ADR (United Kingdom)	140,300	6,486,069

Pfizer, Inc.	663,563	15,215,500

Sanofi (France)	153,890	11,745,587

Shire PLC (Ireland)	258,861	8,444,120

		50,747,557
Real estate management and development (1.6%)
CBRE Group, Inc. Class A †	212,500	3,997,125

Hongkong Land Holdings, Ltd. (Hong Kong)	746,000	4,632,660

Hysan Development Co., Ltd. (Hong Kong)	910,000	4,122,689

		12,752,474
Road and rail (0.4%)
Localiza Rent a Car SA (Brazil)	190,500	3,253,036

		3,253,036
Semiconductors and semiconductor equipment (3.5%)
Advanced Micro Devices, Inc. †	483,100	3,555,616

Samsung Electronics Co., Ltd. (South Korea)	7,870	9,679,726

SK Hynix, Inc. (South Korea) †	246,610	6,120,925

Texas Instruments, Inc.	272,200	8,694,068

		28,050,335
Software (2.0%)
Konami Corp. (Japan)	212,100	6,189,792

Nuance Communications, Inc. †	152,000	3,714,880

Salesforce.com, Inc. †	42,200	6,571,806

		16,476,478
Specialty retail (4.2%)
AutoZone, Inc. †	10,500	4,159,680

Best Buy Co., Inc.	127,200	2,807,304

Cia Hering (Brazil)	186,000	4,615,481

Industria de Diseno Textil (Inditex) SA (Spain)	90,681	8,156,342

Kingfisher PLC (United Kingdom)	1,114,217	5,253,003

Lowe’s Cos., Inc.	285,600	8,987,832

		33,979,642
Textiles, apparel, and luxury goods (1.1%)
Coach, Inc.	77,300	5,655,268

Hanesbrands, Inc. †	119,000	3,358,180

		9,013,448
Tobacco (3.3%)
Japan Tobacco, Inc. (Japan)	1,522	8,454,496

Lorillard, Inc.	36,400	4,924,556

Philip Morris International, Inc.	150,700	13,489,157

		26,868,209

COMMON STOCKS (97.9%)* cont.			Shares	Value

Trading companies and distributors (0.9%)
W.W. Grainger, Inc.			35,600	$7,398,392

				7,398,392
Wireless telecommunication services (0.6%)
Vodafone Group PLC ADR (United Kingdom)			179,300	4,989,919

				4,989,919

Total common stocks (cost $715,206,604)				$790,474,392

	Expiration	Strike
WARRANTS (0.3%)*†	date	price	Warrants	Value

LIC Housing Finance, Ltd. 144A (India)	6/3/14	$0.000001	433,073	$2,137,014

Total warrants (cost $1,970,689)				$2,137,014

SHORT-TERM INVESTMENTS (3.6%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.20% [d]			3,185,627	$3,185,627

Putnam Money Market Liquidity Fund 0.10% [e]			23,900,763	23,900,763

U.S. Treasury Bills with an effective yield of 0.070%,
June 28, 2012			$130,000	129,985

U.S. Treasury Bills with effective yields ranging from
0.055% to 0.077%, July 26, 2012 ##			2,002,000	2,001,558

Total short-term investments (cost $29,218,038)				$29,217,933

TOTAL INVESTMENTS

Total investments (cost $746,395,331)				$821,829,339

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $807,450,324.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,494,817 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	52.9%	China	1.6%

United Kingdom	12.8	Russia	1.6

Japan	10.5	Spain	1.4

Australia	2.2	Belgium	1.3

France	2.1	Hong Kong	1.1

Germany	1.9	Taiwan	1.0

South Korea	1.9	Brazil	1.0

Canada	1.8	Netherlands	0.6

Italy	1.6	Switzerland	0.6

Ireland	1.6	Other	0.5

		Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/12 (aggregate face value $212,741,315) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	5/16/12	$3,239,176	$3,231,367	$7,809

	British Pound	Buy	5/16/12	42,354	41,790	564

	Canadian Dollar	Buy	5/16/12	357,633	354,944	2,689

	Euro	Sell	5/16/12	3,179,022	3,194,595	15,573

	Norwegian Krone	Sell	5/16/12	3,256,142	3,279,865	23,723

	Swiss Franc	Buy	5/16/12	6,987,253	7,017,596	(30,343)

Barclays Bank PLC

	British Pound	Sell	5/16/12	3,584,514	3,536,372	(48,142)

	Hong Kong Dollar	Sell	5/16/12	2,354,126	2,352,691	(1,435)

	Japanese Yen	Sell	5/16/12	4,640,244	4,510,010	(130,234)

	Swedish Krona	Buy	5/16/12	3,974,122	4,045,595	(71,473)

	Swiss Franc	Buy	5/16/12	1,831,687	1,838,543	(6,856)

Citibank, N.A.

	Australian Dollar	Buy	5/16/12	1,850,765	1,846,178	4,587

	British Pound	Sell	5/16/12	5,976,786	5,823,750	(153,036)

	Canadian Dollar	Buy	5/16/12	2,700,967	2,681,644	19,323

	Danish Krone	Buy	5/16/12	3,067,528	3,045,007	22,521

	Euro	Sell	5/16/12	2,676,124	2,687,657	11,533

	Hong Kong Dollar	Buy	5/16/12	2,711,705	2,716,270	(4,565)

	Norwegian Krone	Sell	5/16/12	2,501,924	2,522,228	20,304

	Singapore Dollar	Buy	5/16/12	538,027	532,044	5,983

	Swedish Krona	Sell	5/16/12	419,581	427,352	7,771

	Swiss Franc	Buy	5/16/12	4,377,845	4,395,738	(17,893)

FORWARD CURRENCY CONTRACTS at 4/30/12 (aggregate face value $212,741,315) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse AG

	Australian Dollar	Buy	5/16/12	$1,231,207	$1,228,192	$3,015

	British Pound	Buy	5/16/12	1,558,498	1,537,773	20,725

	Canadian Dollar	Buy	5/16/12	3,926,168	3,893,327	32,841

	Euro	Sell	5/16/12	931,004	935,143	4,139

	Japanese Yen	Sell	5/16/12	1,223,270	1,215,615	(7,655)

	Swiss Franc	Buy	5/16/12	9,978,248	10,019,917	(41,669)

	Deutsche Bank AG

	British Pound	Sell	5/16/12	2,988,312	2,947,772	(40,540)

	Canadian Dollar	Buy	5/16/12	4,026,253	3,996,585	29,668

	Swiss Franc	Buy	5/16/12	1,207,351	1,211,521	(4,170)

	Goldman Sachs International

	Australian Dollar	Buy	5/16/12	5,474,368	5,461,696	12,672

	Japanese Yen	Sell	5/16/12	156,921	41,413	(115,508)

	Norwegian Krone	Sell	5/16/12	5,166,201	5,204,920	38,719

	Swedish Krona	Sell	5/16/12	2,081,949	2,119,359	37,410

HSBC Bank USA, National Association

	British Pound	Sell	5/16/12	2,939,142	2,900,238	(38,904)

	Euro	Sell	5/16/12	2,589,285	2,600,815	11,530

	Hong Kong Dollar	Sell	5/16/12	4,571,019	4,568,306	(2,713)

	Norwegian Krone	Buy	5/16/12	171,662	172,795	(1,133)

	Swiss Franc	Buy	5/16/12	403,405	404,962	(1,557)

	JPMorgan Chase Bank, N.A.

	British Pound	Sell	5/16/12	2,889,324	2,850,883	(38,441)

	Canadian Dollar	Buy	5/16/12	1,665,411	1,652,143	13,268

	Hong Kong Dollar	Buy	5/16/12	3,221,108	3,218,989	2,119

	Japanese Yen	Sell	5/16/12	2,670,180	2,595,523	(74,657)

	Singapore Dollar	Buy	5/16/12	5,273,766	5,215,557	58,209

	Royal Bank of Scotland PLC (The)

	Canadian Dollar	Buy	5/16/12	5,720,100	5,681,204	38,896

	Euro	Buy	5/16/12	2,329,033	2,340,187	(11,154)

	Israeli Shekel	Buy	5/16/12	1,125,994	1,131,653	(5,659)

	Israeli Shekel	Sell	5/16/12	1,125,994	1,125,572	(422)

	Japanese Yen	Sell	5/16/12	1,816,701	1,831,884	15,183

	Swedish Krona	Buy	5/16/12	1,997,054	2,031,310	(34,256)

	State Street Bank and Trust Co.

	Canadian Dollar	Buy	5/16/12	4,438,431	4,401,658	36,773

	Euro	Buy	5/16/12	9,231,277	9,060,926	170,351

	Israeli Shekel	Buy	5/16/12	2,252,015	2,258,410	(6,395)

	Norwegian Krone	Sell	5/16/12	3,392,822	3,419,755	26,933

	Swedish Krona	Buy	5/16/12	6,206,082	6,317,314	(111,232)

FORWARD CURRENCY CONTRACTS at 4/30/12 (aggregate face value $212,741,315) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	British Pound	Buy	5/16/12	$2,044,190	$2,016,553	$27,637

	Canadian Dollar	Buy	5/16/12	1,013,698	1,005,619	8,079

	Euro	Sell	5/16/12	1,945,406	1,965,572	20,166

	Israeli Shekel	Sell	5/16/12	67,687	81,235	13,548

	Norwegian Krone	Buy	5/16/12	17,562,665	17,699,119	(136,454)

	Swiss Franc	Buy	5/16/12	4,446,824	4,463,419	(16,595)

Westpac Banking Corp.

	British Pound	Sell	5/16/12	12,923,496	12,908,415	(15,081)

	Canadian Dollar	Buy	5/16/12	2,299,718	2,281,546	18,172

	Euro	Sell	5/16/12	1,359,639	1,365,612	5,973

	Japanese Yen	Sell	5/16/12	3,374,235	3,279,672	(94,563)

Total						$(474,329)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$133,441,847	$—	$—

Consumer staples	55,088,881	—	—

Energy	108,168,252	—	—

Financials	137,717,074	—	—

Health care	90,909,961	—	—

Industrials	59,265,531	—	—

Information technology	111,241,675	—	—

Materials	54,020,806	—	—

Telecommunication services	31,762,574	—	—

Utilities	8,857,791	—	—

Total common stocks	790,474,392	—	—

Warrants	—	2,137,014	—

Short-term investments	23,900,763	5,317,170	—

Totals by level	$814,375,155	$7,454,184	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(474,329)	$—

Totals by level	$—	$(474,329)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/12 (Unaudited)

ASSETS

Investment in securities, at value, including $2,929,766 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $719,308,941)	$794,742,949
Affiliated issuers (identified cost $27,086,390) (Notes 1 and 6)	27,086,390

Cash	639,562

Foreign currency (cost $352,640) (Note 1)	355,598

Dividends, interest and other receivables	2,650,480

Receivable for shares of the fund sold	88,602

Receivable for investments sold	3,477,781

Unrealized appreciation on forward currency contracts (Note 1)	788,406

Total assets	829,829,768

LIABILITIES

Payable for investments purchased	15,430,394

Payable for shares of the fund repurchased	1,038,363

Payable for compensation of Manager (Note 2)	482,188

Payable for investor servicing fees (Note 2)	169,391

Payable for custodian fees (Note 2)	34,205

Payable for Trustee compensation and expenses (Note 2)	441,175

Payable for administrative services (Note 2)	9,226

Payable for distribution fees (Note 2)	187,296

Unrealized depreciation on forward currency contracts (Note 1)	1,262,735

Collateral on securities loaned, at value (Note 1)	3,185,627

Other accrued expenses	138,844

Total liabilities	22,379,444

Net assets	$807,450,324

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,230,439,116

Distributions in excess of net investment income (Note 1)	(1,721,204)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(496,277,787)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	75,010,199

Total — Representing net assets applicable to capital shares outstanding	$807,450,324

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($736,653,540 divided by 80,208,459 shares)	$9.18

Offering price per class A share (100/94.25 of $9.18)*	$9.74

Net asset value and offering price per class B share ($22,329,117 divided by 2,693,169 shares)**	$8.29

Net asset value and offering price per class C share ($12,462,082 divided by 1,427,790 shares)**	$8.73

Net asset value and redemption price per class M share ($12,505,404 divided by 1,420,218 shares)	$8.81

Offering price per class M share (100/96.50 of $8.81)*	$9.13

Net asset value, offering price and redemption price per class R share
($1,028,788 divided by 113,202 shares)	$9.09

Net asset value, offering price and redemption price per class Y share
($22,471,393 divided by 2,371,958 shares)	$9.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $252,622)	$6,782,887

Interest (including interest income of $4,429 from investments in affiliated issuers) (Note 6)	4,889

Securities lending (Note 1)	112,392

Total investment income	6,900,168

EXPENSES

Compensation of Manager (Note 2)	2,822,506

Investor servicing fees (Note 2)	1,292,162

Custodian fees (Note 2)	33,760

Trustee compensation and expenses (Note 2)	35,566

Administrative services (Note 2)	14,840

Distribution fees — Class A (Note 2)	896,526

Distribution fees — Class B (Note 2)	116,185

Distribution fees — Class C (Note 2)	60,437

Distribution fees — Class M (Note 2)	45,400

Distribution fees — Class R (Note 2)	2,841

Other	173,181

Total expenses	5,493,404

Expense reduction (Note 2)	(84,846)

Net expenses	5,408,558

Net investment income	1,491,610

Net realized gain on investments (Notes 1 and 3)	10,676,276

Net realized gain on foreign currency transactions (Note 1)	4,090,585

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3,253,402)

Net unrealized appreciation of investments during the period	63,578,725

Net gain on investments	75,092,184

Net increase in net assets resulting from operations	$76,583,794

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/12*	Year ended 10/31/11

Operations:
Net investment income	$1,491,610	$8,734,803

Net realized gain on investments
and foreign currency transactions	14,766,861	31,995,738

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	60,325,323	(12,188,326)

Net increase in net assets resulting from operations	76,583,794	28,542,215

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,732,947)	(9,371,224)

Class B	(430,946)	(143,522)

Class C	(217,661)	(68,247)

Class M	(246,779)	(97,264)

Class R	(25,504)	(12,403)

Class Y	(573,729)	(278,212)

Increase in capital from settlement payments (Note 8)	335,061	1,555,613

Redemption fees (Note 1)	—	300

Decrease from capital share transactions (Note 4)	(43,214,036)	(107,284,526)

Total increase (decrease) in net assets	14,477,253	(87,157,270)

NET ASSETS

Beginning of period	792,973,071	880,130,341

End of period (including distributions in excess of net
investment income of $1,721,204 and undistributed net
investment income of $16,014,752, respectively)	$807,450,324	$792,973,071

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
April 30, 2012 **	$8.55	.02	.82	.84	(.21)	(.21)	—	— [d,e]	$9.18	10.24 *	$736,654	.68 *	.21 *	51 *
October 31, 2011	8.41	.09	.13	.22	(.10)	(.10)	— [d]	.02 [f,g]	8.55	2.85	721,575	1.38	1.02	87
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	— [d]	— [d,h]	8.41	10.87	796,770	1.42	1.29	125
October 31, 2009	6.55	.15	1.10 [i]	1.25	(.01)	(.01)	— [d]	— [d,j,k]	7.79	19.13 [i]	821,586	1.42 [l]	2.22 [l]	105
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	— [d]	—	6.55	(48.72)	834,994	1.30 [l]	1.31 [l]	96
October 31, 2007	10.64	.11	2.56	2.67	(.18)	(.18)	— [d]	—	13.13	25.36	1,923,100	1.25 [l]	.90 [l]	84

Class B
April 30, 2012 **	$7.69	(.01)	.75	.74	(.14)	(.14)	—	— [d,e]	$8.29	9.90 *	$22,329	1.05 *	(.17) *	51 *
October 31, 2011	7.57	.02	.11	.13	(.03)	(.03)	— [d]	.02 [f,g]	7.69	2.01	24,597	2.13	.25	87
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	— [d]	— [d,h]	7.57	10.15	34,938	2.17	.55	125
October 31, 2009	5.94	.09	.99 [i]	1.08	—	—	— [d]	— [d,j,k]	7.02	18.18 [i]	48,621	2.17 [l]	1.52 [l]	105
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	— [d]	—	5.94	(49.13)	71,660	2.05 [l]	.49 [l]	96
October 31, 2007	9.67	.02	2.33	2.35	(.10)	(.10)	— [d]	—	11.92	24.44	255,746	2.00 [l]	.15 [l]	84

Class C
April 30, 2012 **	$8.10	(.01)	.79	.78	(.15)	(.15)	—	— [d,e]	$8.73	9.87 *	$12,462	1.05 *	(.17) *	51 *
October 31, 2011	7.97	.02	.13	.15	(.04)	(.04)	— [d]	.02 [f,g]	8.10	2.14	11,987	2.13	.27	87
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	— [d]	— [d,h]	7.97	10.00	13,543	2.17	.54	125
October 31, 2009	6.26	.09	1.05 [i]	1.14	—	—	— [d]	— [d,j,k]	7.40	18.21 [i]	14,315	2.17 [l]	1.48 [l]	105
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	— [d]	—	6.26	(49.08)	15,385	2.05 [l]	.55 [l]	96
October 31, 2007	10.19	.02	2.45	2.47	(.10)	(.10)	— [d]	—	12.56	24.44	38,138	2.00 [l]	.15 [l]	84

Class M
April 30, 2012 **	$8.18	— [d]	.80	.80	(.17)	(.17)	—	— [d,e]	$8.81	10.09 *	$12,505	.93 *	(.04) *	51 *
October 31, 2011	8.05	.05	.12	.17	(.06)	(.06)	— [d]	.02 [f,g]	8.18	2.35	12,173	1.88	.52	87
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	— [d]	— [d,h]	8.05	10.29	13,348	1.92	.79	125
October 31, 2009	6.30	.11	1.06 [i]	1.17	—	—	— [d]	— [d,j,k]	7.47	18.57 [i]	14,007	1.92 [l]	1.72 [l]	105
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	— [d]	—	6.30	(48.99)	14,015	1.80 [l]	.81 [l]	96
October 31, 2007	10.25	.05	2.46	2.51	(.12)	(.12)	— [d]	—	12.64	24.75	34,459	1.75 [l]	.40 [l]	84

Class R
April 30, 2012 **	$8.45	.01	.82	.83	(.19)	(.19)	—	— [d,e]	$9.09	10.13 *	$1,029	.80 *	.08 *	51 *
October 31, 2011	8.31	.07	.13	.20	(.08)	(.08)	— [d]	.02 [f,g]	8.45	2.65	1,180	1.63	.79	87
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	— [d]	— [d,h]	8.31	10.64	1,246	1.67	1.03	125
October 31, 2009	6.48	.13	1.09 [i]	1.22	—	—	— [d]	— [d,j,k]	7.70	18.83 [i]	1,484	1.67 [l]	1.94 [l]	105
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	— [d]	—	6.48	(48.86)	1,195	1.55 [l]	1.08 [l]	96
October 31, 2007	10.57	.08	2.54	2.62	(.17)	(.17)	— [d]	—	13.02	25.06	1,266	1.50 [l]	.66 [l]	84

Class Y
April 30, 2012 **	$8.83	.03	.85	.88	(.24)	(.24)	—	— [d,e]	$9.47	10.35 *	$22,471	.55 *	.33 *	51 *
October 31, 2011	8.68	.12	.13	.25	(.12)	(.12)	— [d]	.02 [f,g]	8.83	3.12	21,462	1.13	1.27	87
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	— [d]	— [d,h]	8.68	11.30	20,286	1.17	1.54	125
October 31, 2009	6.76	.17	1.13 [i]	1.30	(.04)	(.04)	— [d]	— [d,j,k]	8.02	19.34 [i]	21,769	1.16 [l]	2.51 [l]	105
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	— [d]	—	6.76	(48.59)	23,986	1.05 [l]	1.59 [l]	96
October 31, 2007	10.97	.14	2.63	2.77	(.20)	(.20)	— [d]	—	13.54	25.65	35,250	1.00 [l]	1.16 [l]	84

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

l Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

October 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through April 30, 2012.

Putnam Global Equity Fund (the fund) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of midsize and large companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $239,300,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $624,758 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $331,934.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,929,766 and the fund received cash collateral of $3,185,627.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2011, the fund had a capital loss carryover of $510,443,848 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$224,492,177	$—	$224,492,177	October 31, 2016*

285,951,671	—	285,951,671	October 31, 2017

* Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $746,996,131, resulting in gross unrealized appreciation and depreciation of $99,163,313 and $24,330,105, respectively, or net unrealized appreciation of $74,833,208.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.351% of the fund’s average net assets before an increase of $50,380 (0.006% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,033 under the expense offset arrangements and by $83,813 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $634, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,941 and $300 from the sale of class A and class M shares, respectively, and received $10,080 and $364 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $396,850,288 and $446,579,735, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	1,501,210	$13,078,431	3,752,181	$34,076,040

Shares issued in connection with
reinvestment of distributions	2,056,358	16,450,866	993,044	8,602,101

	3,557,568	29,529,297	4,745,225	42,678,141

Shares repurchased	(7,728,605)	(66,877,209)	(15,106,561)	(135,968,208)

Net decrease	(4,171,037)	$(37,347,912)	(10,361,336)	$(93,290,067)

	Six months ended 4/30/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	104,284	$818,932	251,953	$2,059,625

Shares issued in connection with
reinvestment of distributions	57,880	419,048	17,708	138,841

	162,164	1,237,980	269,661	2,198,466

Shares repurchased	(665,867)	(5,273,389)	(1,688,566)	(13,820,913)

Net decrease	(503,703)	$(4,035,409)	(1,418,905)	$(11,622,447)

	Six months ended 4/30/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	50,719	$409,400	103,171	$874,336

Shares issued in connection with
reinvestment of distributions	26,507	201,986	7,592	62,636

	77,226	611,386	110,763	936,972

Shares repurchased	(129,482)	(1,074,331)	(329,471)	(2,838,508)

Net decrease	(52,256)	$(462,945)	(218,708)	$(1,901,536)

	Six months ended 4/30/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	21,059	$176,820	53,145	$456,843

Shares issued in connection with
reinvestment of distributions	31,157	239,284	11,180	93,017

	52,216	416,104	64,325	549,860

Shares repurchased	(119,736)	(998,491)	(234,372)	(2,019,909)

Net decrease	(67,520)	$(582,387)	(170,047)	$(1,470,049)

	Six months ended 4/30/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	11,492	$98,979	47,179	$415,635

Shares issued in connection with
reinvestment of distributions	3,213	25,448	1,444	12,379

	14,705	124,427	48,623	428,014

Shares repurchased	(41,184)	(358,965)	(58,870)	(505,312)

Net decrease	(26,479)	$(234,538)	(10,247)	$(77,298)

	Six months ended 4/30/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	82,921	$741,472	525,161	$5,091,959

Shares issued in connection with
reinvestment of distributions	67,267	554,276	29,910	266,800

	150,188	1,295,748	555,071	5,358,759

Shares repurchased	(209,244)	(1,846,593)	(461,721)	(4,281,888)

Net increase (decrease)	(59,056)	$(550,845)	93,350	$1,076,871

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$788,406	Payables	$1,262,735

Equity contracts	Investments	2,137,014	Payables	—

Total		$2,925,420		$1,262,735

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$4,136,268	$4,136,268

Total	$4,136,268	$4,136,268

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(3,350,985)	$(3,350,985)

Equity contracts	166,325	—	$166,325

Total	$166,325	$(3,350,985)	$(3,184,660)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,429 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $153,541,605 and $151,305,667, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,468,543 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $32,064 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Robert T. Burns
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Investment Sub-Advisor	Officers
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Marketing Services	Principal Executive	Assistant Treasurer
Putnam Retail Management	Officer, Treasurer and
One Post Office Square	Compliance Liaison	Michael Higgins
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Assistant	Proxy Manager
Ropes & Gray LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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SA006
274574 6/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012